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                                                                   EXHIBIT 10.49
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  COAST

                           LOAN AND SECURITY AGREEMENT

BORROWER:    CATALYST SEMICONDUCTOR, INC.,
             A DELAWARE CORPORATION

ADDRESS:     1250 BORREGAS AVENUE
             SUNNYVALE, CALIFORNIA 94089

DATE:        JUNE 19, 1997

THIS LOAN AND SECURITY AGREEMENT ("Loan Agreement"), dated the above date, is entered into at Los Angeles, California, between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. LOANS.

        1.1 LOANS, COLLATERAL AGREEMENTS. Borrower has requested and may hereafter request that Coast advance funds or otherwise extend credit to or for the benefit of Borrower ("Loan(s)") in accordance with the terms and provisions of this Loan Agreement and other written agreements ("Collateral Agreement(s)"), including, but not limited to, any one or more of the following described security agreements now or hereafter entered into between Borrower and Coast:
(a) Accounts Collateral Security Agreement; (b) Inventory Collateral Security Agreement; (c) Intellectual Property Collateral Security Agreement; and (d) any promissory notes or guaranties. The amount and terms of payment of any Loans by Coast to Borrower shall be determined in accordance with the terms and provisions of this Loan Agreement and of any executed Collateral Agreements. Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations (including without limitation the Obligations under and as defined in the CEFO Agreement, as defined below) outstanding at any one time to exceed $13,500,000 ("Maximum Dollar Amount"); and, if for any reason they do, Borrower shall immediately pay the amount of such excess to Coast in immediately available funds.

        1.2 INTEREST. Unless specifically provided to the contrary in any Collateral Agreement, all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 2.25% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed provided, however, all Loans shall bear interest at a rate equal to the Prime Rate plus 1.75% per annum upon receipt of evidence acceptable to Coast in its sole and absolute discretion that Borrower has achieved for a period of two consecutive quarters and thereafter maintained a Tangible Net Worth (as that term is defined herein) of no less than $17,000,000. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks. Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall pay Coast minimum monthly interest during the of this Agreement with respect to the Loans the amount of Fifty Thousand Dollars ($50,000) per quarter (prorated for any partial quarter at the beginning of the term of this Agreement).

      1.3 FEES. Borrower shall pay to Coast a loan origination fee in the amount of $101,250 concurrently



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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
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herewith, and an annual loan fee of N/A on each anniversary of the date hereof during the term of this Loan Agreement. Borrower shall pay to Coast a facility fee of Two Thousand Eight Hundred Dollars ($2,800) per quarter (prorated for any partial quarter at the beginning of the term of this Agreement). Borrower shall pay to Coast a letter of credit fee of 0.45% per annum of the aggregate face amount of all outstanding letters of credit plus Coast's expenses, payable at funding and thereafter payable each year in advance (prorated for any partial year at the beginning of the term of this Agreement). Said fees are in addition to all other sums payable to Coast, are not refundable for any reason, and shall bear interest from the date due to the date paid at the highest interest rate applicable to any of the Obligations.

        1.4 LETTERS OF CREDIT. At the request of Borrower, Coast may, in its sole discretion, arrange for the issuance of letters of credit for the account of Borrower (collectively, "Letters of Credit"), by issuing guarantees to the issuer of the letter of credit or by other means. All Letters of Credit shall be in form and substance satisfactory to Coast in its sole discretion . The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed $7,500,000 (the "Letter of Credit Sublimit"), and shall be reserved against Loans which would otherwise be available hereunder. Borrower shall pay all bank charges for the issuance of Letters of Credit. Any payment by Coast under or in connection with a Letter of Credit shall constitute a Loan hereunder on the date such payment is made. Each Letter of Credit shall have an expiry date no later than thirty (30) days prior to the initial renewal date set forth in Section 8 and thereafter each subsequent renewal date. Borrower hereby agrees to indemnify, save, and hold Coast harmless from any loss, cost, expense, or liability, including payments made by Coast, expenses, and reasonable attorneys' fees incurred by Coast arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Coast and opened for Borrower's account or by Coast's interpretations of any Letter of Credit issued by Coast for Borrower's account, and Borrower understands and agrees that Coast shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that Letters of Credit may require Coast to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold Coast harmless with respect to any loss, cost, expense, or liability incurred by Coast under any Letter of Credit as a result of Coast's indemnification of any such issuing bank. The provisions of this Loan Agreement, as it pertains to Letters of Credit, and any other present or future documents or agreements between Borrower and Coast relating to Letters of Credit are cumulative.


        1.5 CONDITIONS PRECEDENT. The obligation of Coast to make the Loans is subject to the satisfaction, in the sole discretion of Coast, at or prior to the first advance of funds hereunder, of each, every and all of the following conditions:

                1. STATUS OF ACCOUNTS AT CLOSING. No accounts payable shall be due and unpaid ninety (90) days past its due date;

                2. REVIEW OF BORROWER'S FORECASTS. Coast shall have received, reviewed, and accepted Borrower's financial forecasts.

                3. MINIMUM AVAILABILITY. Borrower shall have minimum availability immediately following the initial funding of the Loans of Two Hundred Thousand Dollars ($200,000);

                4. LANDLORD WAIVER. Coast shall have received duly executed landlord waivers in form an substance satisfactory to Coast, in Coast's sole and absolute discretion, and in form for recording in the appropriate recording office, with respect to all locations where Borrower maintains any inventory or equipment;

                5. EXECUTED LOAN DOCUMENTS. Coast shall have received the Collateral Agreements duly executed and in form and substance satisfactory to Coast in its sole and absolute discretion;

                6. DAILY REMITTANCE. Coast shall have received evidence that Borrower has established a procedure for (and Borrower shall provide for) the daily remittance to be collected either by payment in kind, blocked account, or lockbox basis;

                7. SUBORDINATION. Borrower's sub-debt, if any, shall be subordinated to Coast in a form and substance acceptable to Coast in its sole and absolute discretion; and

                8. PRIORITY OF COAST'S LIENS. Coast shall have received the results of "of record" searches satisfactory to Coast in its sole and absolute discretion, reflecting its Uniform Commercial Code filings against Borrower indicating that Coast has a perfected, first priority lien in and upon all of the Collateral, subject only to Permitted Liens.

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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
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        1.6 CONDITION SUBSEQUENT. The obligations of Coast to make the Loans is subject to the receipt by Coast from Borrower, as soon as practicable from Borrower's best efforts but no later than sixty (60) days from the date hereof, of a perfected security interest on all of the Inventory located in Thailand.

2.      DEFINITIONS OF OBLIGATIONS AND COLLATERAL; GRANT OF SECURITY INTEREST.

        2.1 OBLIGATIONS. Coast and the Borrower are also parties to that certain Loan and Security Agreement dated June 19, 1997 (the "CEFO Agreement") and the agreements referred to therein. Both this Agreement and the CEFO Agreement and such other agreements shall continue in full force and effect, and all rights and remedies of Coast hereunder and thereunder are cumulative. The term "Obligations" as used in this Loan Agreement, and any and all Collateral Agreements, shall mean and include each and all of the following: the obligation to pay all Loans and all interest thereon when due and to pay and perform when due all other indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of Borrower to Coast, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, acquired from a third party, absolute, contingent, fixed, secured or unsecured; joint or several, written or oral, monetary or non-monetary; and whether created pursuant to, or caused by Borrower's breach of, this Loan Agreement, a Collateral Agreement or any other present or future agreement or instrument, or created by operation of law or otherwise (including without limitation the Obligations under and as defined in the CEFO Agreement).

        2.2 COLLATERAL. As security and collateral for all Obligations, Borrower hereby grants to Coast a continuing security interest in, and assigns to Coast, all of Borrower's interest in the types of property described below, whether now owned or hereafter acquired and wherever located, together with all proceeds (including insurance proceeds), substitutions, accessions and products thereof (collectively referred to as "Collateral "):

        2.2(a) ACCOUNTS. All accounts, contract rights, chattel paper, and instruments, and all other obligations now or hereafter owing to Borrower (hereinafter sometimes collectively referred to as "Accounts"), including, but not limited to, those described in any Accounts Collateral Security Agreement executed by Borrower, and all right, title and interest of Borrower in, and all of Borrower's rights and remedies with respect to, all goods, the sale or other disposition of which gives rise to any Account, including, without limitation, all returned, reclaimed and repossessed goods and all rights of stoppage in transit, replevin, reclamation, and all rights as an unpaid vendor; and

        2.2(b) INVENTORY. All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in Borrower's business, including, without limitation, any and all of the foregoing which are returned, repossessed, reclaimed or stopped in transit, and including, but not limited to, those described in any Inventory Collateral Security Agreement executed by Borrower, and all warehouse receipts and other documents or instruments now or hereafter issued with respect to any of the foregoing; and

        2.2(c) EQUIPMENT. All equipment, goods (other than inventory), machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dies, jigs, and chattels, including, but not limited to, those described in any Equipment Collateral Security Agreement executed by Borrower*; and

        * EXCEPT FOR EQUIPMENT ACQUIRED BY PURCHASE MONEY FINANCING UNDER AGREEMENTS EXPRESSLY PROHIBITING JUNIOR LIENS ON SUCH EQUIPMENT

        2.2(d) INTANGIBLES. All deposit accounts and general intangibles (including, but not limited to, tax refunds, goodwill, name, drawings, trademarks, blueprints, trade names, trade secrets, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, royalties, licenses, processes, and all other rights, privileges and franchises); and

        2.2(e) INVESTMENT PROPERTY. All investment property as defined by
Section 9115 of the California Commercial Code in effect on the date hereof; and

        All personal property of Borrower which comes into Coast's possession, custody or control; and all tangible and intangible personal property in which Coast now has or hereafter acquires a security interest to secure any or all of the Obligations; and all substitutions, additions and accessions to any or all of the foregoing items of Collateral; and all guaranties of and security for any and all of the foregoing; and all books and records relating to any and all of the foregoing and the equipment containing said books and records. Payment and performance of the Obligations are collateralized by the Collateral and by any security interest created in any other agreement now or hereafter existing between Coast and Borrower unless such other



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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
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agreement is a deed of trust or other security instrument having real property or rents from real property as its subject matter and expressly provides to the contrary.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

      To induce Coast to enter into this Loan Agreement and now and hereafter to enter into any Collateral Agreement, Borrower represents and warrants that each of the following representations and warranties now is and hereafter will continue to be true and correct in all respects and Borrower has and will timely perform each of the following covenants:

      3.1 CORPORATE EXISTENCE AND POWER. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which the nature of the business transacted by it, or the ownership or leasing of its property, makes such qualification or licensing necessary*, and Borrower has and will continue to have all requisite power and authority to carry on its business as it is now, or may hereafter be, conducted.

*AND WHERE THE FAILURE TO BE SO QUALIFIED WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE BORROWER

        3.2 AUTHORITY. Borrower is, and will continue to be, authorized to enter into, to grant security interests in its property pursuant to, and to perform its obligations under, this Loan Agreement, any Collateral Agreement and all other instruments and transactions contemplated herein. The execution, delivery and performance by Borrower of this Loan Agreement, any Collateral Agreement and all other instruments and transactions contemplated herein have been validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, Borrower's Articles of Incorporation, By-Laws and any Shareholder Agreements*.

*NOR DO THEY VIOLATE ANY MATERIAL PROVISION OF, NOR WILL THEY RESULT IN ACCELERATION UNDER, ANY MATERIAL AGREEMENT, INDENTURE, NOTE OR INSTRUMENT WHICH IS BINDING UPON BORROWER, OR ANY OF ITS PROPERTY

        3.3 NAME; TRADE NAMES AND STYLES. Borrower has set forth above its correct name. Listed on the Schedule hereto are all prior names of Borrower and each fictitious name, trade name and trade style by which Borrower has been, or is now, known. Borrower shall provide Coast with fifteen (15) days' advance written notice prior to doing business under any other name, fictitious name, trade name or trade style. Borrower has complied, and will hereafter comply, with all laws relating to the conduct of business under, the ownership of property in, and the renewal or continuation of the right to use, a corporate, fictitious or trade name or trade style.

        3.4 PLACE OF BUSINESS; LOCATION OF COLLATERAL. Borrower's sole place of business; or, if Borrower has more than one place of business, Borrower's chief executive office; or, if Borrower is an individual and does not have a separate place of business, Borrower's residence is, and will continue to be, located at Borrower's Address and all of Borrower's books and records, including, but not limited to, the books and records relating to Borrower's Accounts, are and will be maintained at Borrower's Address unless and until Coast shall otherwise consent in writing. In addition to Borrower's Address, Borrower has places of business and Collateral is located only at the locations shown on the Schedule hereto. Borrower will provide Coast with at least fifteen (15) days advance written notice if Borrower moves any of the Collateral*, or obtains any additional sites for the conduct of Borrower's business or the location of any Collateral.

*TO ANY NEW LOCATION NOT PREVIOUSLY REPORTED TO COAST

        3.5 TITLE TO COLLATERAL; LIENS. Borrower is now, and will at all times hereafter be, the lawful and sole owner of all the Collateral. With the exception of the security interest granted Coast, the Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims *. Without limiting any of Coast's other rights and remedies, if Borrower grants any third party a lien or encumbrance on or security interest ** in any of the Collateral, Coast, in its sole discretion, shall have the right to treat such action as a notice of termination by Borrower to Coast under Paragraph 8(d) hereof, as of any date subsequent to such grant selected by Coast, in its sole discretion, and to charge Borrower the termination fee therein provided. Coast now has, and will have, a perfected and enforceable first priority security interest in all of the Collateral ***, and Borrower will at all times defend Coast and the Collateral against all claims of others. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises****. Whenever any Collateral is located upon premises in which any third party has an interest



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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
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(whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Coast, use its best efforts to cause such third party to execute and deliver to Coast, in form acceptable to Coast, whatever waivers and subordinations that Coast specifies, so as to ensure that Coast's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

*("LIENS"), OTHER THAN PERMITTED LIENS. AS USED HEREIN, "PERMITTED LIENS" MEANS
(I) ANY LIENS EXISTING AS OF THE DATE HEREOF AND DISCLOSED IN SCHEDULE A HERETO;
(II) LIENS FOR TAXES, FEES, ASSESSMENTS OR OTHER GOVERNMENTAL CHARGES OR LEVIES, EITHER NOT DELINQUENT OR BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, PROVIDED THE SAME HAVE NO PRIORITY OVER ANY OF COAST'S SECURITY INTERESTS; (III) LIENS OF MATERIALMEN, MECHANICS, WAREHOUSEMEN, CARRIERS, OR EMPLOYEES OR OTHER LIKE LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS AND SECURING OBLIGATIONS EITHER NOT DELINQUENT MORE THAN 45 DAYS OR BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS; (IV) ANY JUDGMENT, ATTACHMENT OR SIMILAR LIEN, UNLESS THE JUDGMENT IT SECURES IS NOT FULLY COVERED BY INSURANCE AND HAS NOT BEEN DISCHARGED OR EXECUTION THEREOF EFFECTIVELY STAYED AND BONDED AGAINST PENDING APPEAL WITHIN 30 DAYS OF THE ENTRY THEREOF PROVIDED THAT, IF THE JUDGMENT IS NOT FULLY COVERED BY INSURANCE OR EXECUTION THEREOF HAS NOT BEEN SO STAYED AND BONDED, COAST SHALL NOT BE REQUIRED TO MAKE ANY LOANS OR OTHERWISE EXTEND CREDIT TO OR FOR THE BENEFIT OF BORROWER; (V) LIENS (I) UPON OR IN ANY EQUIPMENT ACQUIRED OR TO BE ACQUIRED, HELD OR LEASED BY THE BORROWER TO SECURE THE PURCHASE PRICE OF SUCH EQUIPMENT OR INDEBTEDNESS INCURRED SOLELY FOR THE PURPOSE OF FINANCING THE ACQUISITION OF SUCH EQUIPMENT OR (II) EXISTING ON SUCH EQUIPMENT AT THE TIME OF ITS ACQUISITION OR LEASE, PROVIDED THAT THE LIEN IS CONFINED SOLELY TO THE EQUIPMENT SO ACQUIRED AND IMPROVEMENTS THEREON; (VI) LEASES OR SUBLEASES AND LICENSES OR SUBLICENSES GRANTED TO OTHERS NOT INTERFERING IN ANY MATERIAL RESPECT WITH THE BUSINESS OF BORROWER; (VII) ENCUMBRANCES SECURING REIMBURSEMENT OBLIGATIONS OF BORROWER WITH RESPECT TO COMMERCIAL LETTERS OF CREDIT, PROVIDED THAT SUCH ENCUMBRANCES SHALL ATTACH ONLY TO DOCUMENTS OR OTHER PROPERTY RELATING TO SUCH LETTERS OF CREDIT AND PRODUCTS AND PROCEEDS THEREOF THAT ARE NOT COLLATERAL UNDER THIS AGREEMENT OR ANY OF THE COLLATERAL AGREEMENTS SUBSEQUENT TO THE DELIVERY OF SUCH PROPERTY TO BORROWER;
(VIII) LIENS INCURRED IN CONNECTION WITH THE EXTENSION, RENEWAL OR REFINANCING OF THE INDEBTEDNESS SECURED BY LIENS OF THE TYPE DESCRIBED IN CLAUSES (I) AND
(V) ABOVE, PROVIDED THAT ANY EXTENSION, RENEWAL OR REPLACEMENT LIEN SHALL BE LIMITED TO THE PROPERTY ENCUMBERED BY THE EXISTING LIEN AND THE PRINCIPAL AMOUNT OF THE INDEBTEDNESS BEING EXTENDED, RENEWED OR REFINANCED DOES NOT INCREASE;
(IX) LIENS SECURING DEBT JUNIOR IN PERFECTION AND PRIORITY TO THE LIEN OF COAST WHICH ARE EXPRESSLY SUBORDINATED TO COAST ON TERMS SATISFACTORY TO COAST (INCLUDING A PROVISION STATING THAT THE SECURED PARTY SHALL NOT TAKE ACTION TO ENFORCE ITS LIEN SO LONG AS ANY OF THE OBLIGATIONS REMAIN OUTSTANDING); (X) LIENS IN FAVOR OF CUSTOMS AND REVENUE AUTHORITIES WHICH SECURE PAYMENT OF CUSTOMS DUTIES IN CONNECTION WITH THE IMPORTATION OF GOODS; (XI) LIENS WHICH CONSTITUTE RIGHTS OF SET-OFF OF A CUSTOMARY NATURE OR BANKERS' LIENS ON AMOUNTS ON DEPOSIT, WHETHER ARISING BY CONTRACT OR BY OPERATION OF LAW, IN CONNECTION WITH ARRANGEMENTS ENTERED INTO WITH DEPOSITORY INSTITUTIONS IN THE ORDINARY COURSE OF BUSINESS; AND (XII) OTHER LIENS IN EXISTENCE ON THE DATE HEREOF AND LISTED ON SCHEDULE A HERETO.

**(OTHER THAN A PERMITTED LIEN)

***(OTHER THAN COLLATERAL SUBJECT TO A PERMITTED LIEN) TO THE EXTENT THAT SUCH SECURITY INTEREST CAN BE PERFECTED BY THE FILING OF FINANCING STATEMENTS

****EXCEPT FOR LEASES OF SALES OFFICES AT WHICH NOT MORE THAN $200,000 IN COLLATERAL IS LOCATED

        3.6 MAINTENANCE OF COLLATERAL. Borrower has maintained and will maintain the Collateral and all of its assets in good working condition, at Borrower's expense. Borrower will not use the Collateral or any of its other properties for any unlawful purpose and will not secrete or abandon the Collateral*. Borrower will immediately advise Coast in writing of any material loss or depreciation of the Collateral.

*EXCEPT FOR THE ABANDONMENT OF WORN-OUT OR OBSOLETE EQUIPMENT OR INVENTORY IN THE ORDINARY COURSE OF BUSINESS

        3.7 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address books and records * an accounting system in accordance with generally accepted accounting principles. Borrower has not and will not in the future enter into any agreement with any accounting firm, service bureau or third party to prepare or store Borrower's books and records at any location other than Borrower's Address, without first obtaining Coast's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Coast the same rights with respect to access to books and records and related rights as Coast has under Paragraph 4.3 of this Loan Agreement.



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*WHICH ARE COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS AND WHICH COMPRISE

        3.8 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or hereafter delivered to Coast have been, and will be, prepared in conformity with generally accepted accounting principles and now and hereafter will * reflect the financial condition of Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition, operations or any other status of the Borrower. Borrower is now and will continue to be solvent in both the "equity" and "bankruptcy" sense. Borrower will deliver to Coast a copy of all reports and financial statements in accordance with Schedule 4.2.

*FAIRLY

        3.9 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state or local law. Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or hereafter owed by Borrower. Borrower may defer payment of any contested taxes provided that Borrower (i) in good faith contests Borrower's obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Coast in writing of the commencement of and any material development in such proceedings, and (iii) posts bonds or takes any other steps required to keep such contested taxes from becoming a lien * against or charge upon any of the Collateral or other properties of Borrower. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. When requested, Borrower will furnish Coast with proof satisfactory to Coast of Borrower's making the payment or deposit of all such taxes and contributions, such proof to be delivered within five (5) days after the due date established by law for each such payment or deposit. If Borrower fails or is unable to pay or deposit such taxes or contributions, Coast may, but is not obligated to, pay the same and treat all such advances as additional Obligations of Borrower. Such advances shall bear interest at the highest interest rate applicable to any of the Obligations.

*(OTHER THAN PERMITTED LIENS)

        3.10 COMPLIANCE WITH LAW. * Borrower has complied, and will comply, with all provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, conduct and licensing of Borrower's business and employment of Borrower's personnel.

*UNLESS NONCOMPLIANCE WOULD NOT MATERIALLY ADVERSELY AFFECT (I) BORROWER'S FINANCIAL CONDITION AS REFLECTED IN ITS FINANCIAL STATEMENTS PREVIOUSLY DELIVERED TO COAST; (II) BORROWER'S OPERATIONS; OR (III) BORROWER'S BUSINESS,

        3.11 LITIGATION. There is no claim, suit, litigation, proceeding or investigation pending or threatened by or against or affecting Borrower in any court or before any regulatory commission, board or other governmental agency (or any basis therefor known to Borrower) which * might result, either separately or in the aggregate, in any ** adverse change in the business or condition of Borrower, or in any impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will immediately inform Coast in writing of any claim, proceeding, litigation or investigation hereafter threatened or instituted by or against Borrower ***.

*IS REASONABLY LIKELY TO

**MATERIAL

***INVOLVING ANY SINGLE CLAIM OF $50,000 OR MORE, OR INVOLVING $100,000 OR MORE IN THE AGGREGATE.

        3.12 USE OF PROCEEDS. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation G of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock." All proceeds of all Loans shall be used solely for lawful business purposes.

        3.13 CONTINUING EFFECT. All representations, warranties and covenants of Borrower contained in this Loan Agreement and any Collateral Agreement and any other agreement with Coast shall be true and correct at the time of the effective date of each such agreement and shall be



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deemed continuing and shall remain true, correct and in full force and effect until payment and satisfaction in full of all of the Obligations, and Borrower acknowledges that Coast is and will be expressly relying on such representations, warranties and covenants in making Loans to Borrower.

4.      ADDITIONAL DUTIES OF BORROWER.

        4.1 INSURANCE. Borrower shall, at all times, at Borrower's expense, insure all of the Collateral and carry such other business insurance with insurers * acceptable to Coast, in such form and amounts as Coast may * require. All such insurance policies shall name Coast as an additional loss payee, shall provide that proceeds payable thereunder be payable directly to Coast unless written authority to the contrary is obtained, and shall also provide that no act or default of Borrower or any other person shall affect the right of Coast to recover thereunder and shall contain a lenders loss payee endorsement in form acceptable to Coast. Upon receipt of the proceeds of any such insurance, Coast shall apply such proceeds in reduction of the Obligations as Coast shall determine in its sole and absolute discretion**. If Borrower fails to provide or pay for any such insurance, Coast may, but is not obligated to, procure the same at Borrower's expense. Borrower agrees to deliver to Coast, promptly as rendered, copies of all ***reports made to all insurance companies.

*REASONABLY

**PROVIDED THAT IF NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND THE PROCEEDS ARE LESS THAN $250,000 COAST SHALL RELEASE THE SAME TO THE BORROWER FOR THE REPAIR OR REPLACEMENT OF THE PROPERTY AFFECTED

***MATERIAL

        4.2 REPORTS. At its expense, Borrower shall report, in form satisfactory to Coast, such information as Coast may from time to time * specify regarding Borrower or the Collateral including, without limitation, the written reports set forth in Schedule 4.2 hereto; such reports shall be rendered with such frequency as Coast may * specify. All reports furnished Coast shall be complete and accurate in all ** respects.

*REASONABLY   **MATERIAL

        4.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At any time (but in no event less than quarterly) Coast, or its agents, shall have immediate access to the Collateral and any other property of Borrower, wherever located*. Coast shall have the right to audit and copy Borrower's books and records and accounts including accountants' reports wherever located (hereinafter collectively the "Records"). Such audits shall be at Borrower's expense and the charge for the audits shall be $750 per person per day (or such higher amount as shall represent Coast's then current standard charge for the same), plus reasonable out of pocket expenses. Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first notifying Coast of the same and obtaining the written agreement from such accounting firm, service bureau or other third party to give Coast the same rights with respect to access to books and records and related rights as Coast has under this Loan Agreement. Borrower hereby irrevocably authorizes and directs any of the officers, agents, accountants and attorneys having possession or control of any of the Records (including computer records) to physically deliver or make same available to Coast upon Coast's request. Coast shall have the right to possession of, or to move to the premises of Coast or any agent of Coast, for so long as Coast may desire, all or any part of the Records.**

*PROVIDED THAT IF NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, SUCH ACCESS SHALL BE ON ONE BUSINESS DAYS NOTICE AND DURING NORMAL BUSINESS HOURS

**ALL OF THE RIGHTS OF COAST UNDER THIS SECTION 4.3 SHALL BE SUBJECT TO THE PROVISIONS OF SECTION 14.11 OF THIS AGREEMENT.

        4.4 PROHIBITED TRANSACTIONS. Borrower shall not without Coast's prior written consent: merge, consolidate, dissolve, acquire any other corporation; enter into any transaction not in its usual course of business; guarantee or otherwise become in any way liable with respect to the obligations of another party or entity (except by endorsements of instruments or items of payment for deposit to the general account of Borrower or which are transmitted or turned over to Coast on account of the Obligations); pay or declare any dividends upon Borrower's stock++; redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock; make any change in Borrower's name, identity, corporate or capital structure*; sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of Borrower's business**; lend or distribute any of Borrower's property or assets, or incur any debts, outside of the ordinary course of Borrower's business.

++EXCEPT THAT BORROWER MAY REPURCHASE OR REDEEM SHARES OF ITS CAPITAL STOCK PURSUANT TO EMPLOYEE OPTION PLANS FOR AN AGGREGATE PURCHASE PRICE NOT TO EXCEED $100,000 PER FISCAL YEAR, ON A NON-CUMULATIVE BASIS

*(EXCEPT THAT BORROWER MAY ISSUE COMMON STOCK UPON



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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
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EXERCISE OF STOCK OPTIONS, SELL SHARES OF ITS CAPITAL STOCK FOR CASH, AND ISSUE
CONVERTIBLE DEBENTURES SUBORDINATE IN ALL RESPECTS TO THE OBLIGATIONS PURSUANT
TO SUBORDINATION PROVISIONS ACCEPTABLE TO COAST IN ITS DISCRETION)

**AND EXCEPT THAT, PROVIDED NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, BORROWER MAY SELL EXCESS EQUIPMENT IN THE ORDINARY COURSE OF BUSINESS IN GOOD FAITH ARM'S LENGTH TRANSACTIONS, AND RETAIN THE PROCEEDS THEREOF FOR USE IN ITS BUSINESS

        4.5 NOTIFICATION OF CHANGES. Borrower will promptly notify Coast in writing of any change of its officers, directors, the death of any partner or joint venturer, any purchase * out of the regular course of Borrower's business without Coast's consent and any adverse or material change in the business or financial affairs of Borrower.

*IN EXCESS OF $50,000

        4.6 CHARGES. Borrower shall pay all charges assessed by Coast, in accordance with Coast's schedule of charges in effect from time to time, and such charges shall be part of the Obligations and shall be payable on demand.

        4.7 LITIGATION COOPERATION. Should any suit or proceeding be instituted by or against Coast with respect to any Collateral or for the collection or enforcement of any Account, or in any manner relating to Borrower, Borrower shall, without expense to Coast, and wherever and whenever designated by Coast, make available Borrower and its officers, employees and agents and Borrower's Records to the extent that Coast may deem necessary in order to prosecute or defend any such suit or proceeding.

        4.8 REMITTANCE OF PROCEEDS. All proceeds arising from the disposition of the Collateral shall be delivered, in kind, by Borrower to Coast in the original form in which received by Borrower not later than the following business day after receipt by Borrower*. Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Coast. Coast may from time to time verify directly with the respective account debtors the validity, amount and any other matters relating to the Accounts by means of mail, telephone or otherwise, either in the name of Borrower or Coast or such other name as Coast may choose.

*EXCEPT (I) WIRE TRANSFER REMITTANCES RECEIVED BY BORROWER SHALL BE TRANSMITTED TO COAST IN TOTAL THE DAY FOLLOWING POSTING TO BORROWER'S BANK ACCOUNT

        4.9 EXECUTE ADDITIONAL DOCUMENTATION. Borrower agrees, at its expense, on demand by Coast, to execute all documents in form satisfactory to Coast, as Coast, in its sole discretion, may deem * necessary or useful in order to perfect and maintain Coast's perfected first-priority or any other security interest in the Collateral, and in order to fully consummate all of the transactions contemplated under this Loan Agreement and under any Collateral Agreement.

*REASONABLY

        4.10 TANGIBLE NET WORTH. Borrower shall maintain, at all time at which any Obligations remain outstanding, a minimum Tangible Net Worth of Eleven Million Dollars ($11,000,000) where "Tangible Net Worth" means consolidated stockholders' equity, less, goodwill, patents, trademarks, copyrights, franchises, formulas, leasehold interests, leasehold improvements, non-compete agreements, engineering plans, deferred tax benefits and organization costs.

5.      APPLICATION OF PAYMENTS.

        All forms of payments delivered to Coast on account of the Obligations constitute conditional payment only until such items are actually paid in cash to Coast; solely for the purpose of computing interest earned by Coast, credit therefor and for bank wire transfers shall be given as of the * fifth business day after receipt by Coast as to uncollected funds and zero days after receipt of collected (goods) funds in order to allow for clearance, bookkeeping and computer entries. All payments made by Borrower may be applied, and in Coast's sole discretion reversed and re-applied, in whole or in part to any of the Obligations, in such order and manner as Coast shall determine in its sole discretion.

* FIRST



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6.      EVENTS OF DEFAULT AND REMEDIES.

        6.1 EVENTS OF DEFAULT. If any of the following events shall occur, such an occurrence shall constitute an "Event of Default" and Borrower shall provide Coast with immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Coast by Borrower or any of Borrower's officers, employees or agents now or hereafter shall be incorrect, false, untrue or misleading in any material respect; or (b) Borrower shall fail to repay when due part or all of any Loan or to pay any interest thereon when due; or (c) Borrower shall fail to perform when due any term or condition contained in this Loan Agreement or in any Collateral Agreement, or any other agreement between Coast and Borrower; or (d) Borrower shall fail to pay or perform any other Obligation when due; or (e) Any loss, theft, or substantial damage to, or destruction of, any or all of the Collateral (unless within five
(5) days after the occurrence of any such event, Borrower furnishes Coast with evidence satisfactory to Coast that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies designating Coast as the exclusive additional named insured*); or (f) A material impairment of the prospect of payment or performance of the Obligations or a material impairment of the value of the Collateral or any impairment in the priority of Coast's security interest; or (g) Any event shall arise which may result or actually results in the acceleration of the maturity of the indebtedness of Borrower to others under any loan or other agreement or undertaking; or (h) Any levy, assessment, attachment, seizure, lien or encumbrance ** for any cause or reason whatsoever, upon all or any part of the Collateral or any other asset of Borrower (unless discharged by payment, release or fully bonded against not more than ten (10) days after such event has occurred); or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against, Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or entry of a court or governmental order which enjoins, restrains or in any way prevents Borrower from conducting all or any part of its business; or failure to pay any foreign, federal, state or local tax or other debt of Borrower unless, with respect to any such tax, Borrower complies with the provisions of Paragraphs 3.9 (i), (ii), and (iii); or (j) A notice of lien** , levy or assessment is filed of record with respect to any of Borrower's assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts now or hereafter owing to any one or more of them becomes a lien ** upon all or any of the Collateral or any other assets of Borrower (other than a lien for real



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property taxes which are not yet due and payable); or (k) Death, insolvency or incompetency of any guarantor of the Obligations; appointment of a conservator or guardian of the person of any such guarantor; appointment of a conservator, guardian, trustee, custodian or receiver of all or any part of the assets, property or estate of, any such guarantor; revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by or against any guarantor or surety for Borrower under any bankruptcy or insolvency law; or (l) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations *** or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (m) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower; or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid****; or (n) Coast at any time, acting in good faith and in a commercially reasonable manner, deems itself insecure because of (i) the occurrence of an event prior to the effective date hereof of which Coast had no knowledge on the effective date or (ii) the occurrence of an event on or subsequent to the effective date.

*OTHER THAN LESSORS OF REAL PROPERTY TO BORROWER

**(OTHER THAN PERMITTED LIENS)

***IN VIOLATION OF THE APPLICABLE SUBORDINATION AGREEMENT

****(EXCEPT FOR INDIVIDUALLY NEGOTIATED EXTENSIONS OF TRADE DEBT, LEASES OR OTHER OBLIGATIONS)

        6.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Coast, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower)*, may do any one or more of the following: (a) Cease advancing money or extending credit to or for the benefit of Borrower under this Loan Agreement, any Collateral Agreement, and any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Coast without judicial process to enter onto any of the Borrower's premises without hindrance to search for, take possession of, keep, store, or remove any of the Collateral and remain on such premises or cause a custodian to remain thereon in exclusive control thereof without charge for so long as Coast deems necessary in order to complete the enforcement of its rights under this Loan Agreement or any Collateral Agreement, or any other agreement; provided, however, that should Coast seek to take possession of any or all of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Coast retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Coast at a place or places to be designated by Coast which are reasonably convenient to Coast and Borrower, and to remove the Collateral to such locations as Coast may deem advisable; (e) Complete processing, manufacturing or repair of all or any portion of the Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Coast shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Without limiting any security interest granted Coast in other provisions of this Loan Agreement or in any Collateral Agreement or other agreement, for the purpose of completing manufacturing, processing or repair of Collateral and the disposition thereof, Coast is hereby granted a security interest in, and Coast and any purchaser from Coast may use without charge, all of the Borrower's plant, machinery, equipment, labels, licenses, processes, patents, patent applications, copyrights, names, trade names, trademarks, trade secrets, logos, advertising material and all other assets, and may also utilize all of Borrower's rights under any license or franchise agreement; (f) Sell, ship, reclaim, lease or otherwise dispose of all or any portion of the Collateral in its condition at the time Coast obtains possession or after further manufacturing, processing or repair, at any one or more public and/or private sales (including execution sales), in lots or in bulk, for cash, exchange or other property or on credit and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Coast shall have the right to conduct such disposition on Borrower's premises without charge for such time or times as Coast deems fit, or on Coast's premises, or elsewhere and the Collateral need not be located at the place of disposition. Coast may directly or through any affiliated


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--------------------------------------------------------------------------------

company purchase or lease any Collateral at any such public disposition and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Accounts and general intangibles comprising part or all of the Collateral and, in connection therewith, Borrower irrevocably authorizes Coast to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Coast's sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the Records utilized in the preparation thereof or referring thereto. All attorneys' fees, expenses, costs, liabilities and obligations incurred by Coast with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Coast's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional ** percent per annum.

*(EXCEPT THAT, PRIOR TO OR CONCURRENTLY WITH THE TAKING OF THE FIRST OF ANY OF THE FOLLOWING ACTIONS, COAST SHALL GIVE BORROWER ONE GENERAL WRITTEN NOTICE STATING THAT COAST IS "PROCEEDING TO EXERCISE ITS RIGHTS AND REMEDIES" OR WORDS TO THAT EFFECT)

**THREE

        6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Coast agree that the following conduct by Coast with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by Coast, including, but not limited to, Coast's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): Any public or private disposition as to which on no later than the * calendar day prior thereto written notice thereof is mailed or personally delivered to Borrower and, with respect to any public disposition, on no later than the
* calendar day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted, at any place designated by Coast, with or without the Collateral being present, and which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of Accounts, instruments and general intangibles (collectively "Receivables"), it shall be commercially reasonable for Coast to direct any prospective acquirer thereof to ascertain directly from Borrower any and all information (and Coast shall not be required to maintain records of, or answer any inquiries) concerning the Receivables offered for disposition, including, but not limited to, the terms of payment, aging and delinquency, if any, of the Receivables, the financial condition of any obligor or account debtor thereon or guarantor thereof, any collateral therefor and the condition and location of the goods, if any, that are the subject of any of the Receivables.

*TENTH

        6.4 APPLICATION OF PROCEEDS. All proceeds realized as the result of any disposition of the Collateral shall be applied by Coast first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Coast in the exercise of its rights under this Loan Agreement and any Collateral Agreement, second to the interest due upon any of the Obligations and third to the principal of the Obligations in any order determined by Coast in its sole discretion. The surplus, if any, shall be paid to Borrower; if any deficiency shall arise, Borrower shall remain liable to Coast therefor. If, as a result of the disposition of any of the Collateral, Coast directly or indirectly enters into a credit transaction with any third party, Coast shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of such credit transaction or deferring the reduction thereof until the actual receipt by Coast of cash therefor from such third party.

        6.5 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Loan Agreement and any Collateral Agreement, Coast shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under any and all other applicable laws and in any other instrument or agreement now or hereafter entered into between Coast and Borrower and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Coast of one or more of its rights or remedies shall not be deemed an election, nor bar Coast from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Coast to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.



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7.      POWER OF ATTORNEY.

        Borrower grants to Coast an irrevocable power of attorney coupled with an interest, authorizing and permitting Coast (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise: (a) Execute on behalf of Borrower any documents that Coast may, in its sole and absolute discretion, deem advisable in order to perfect, maintain or improve Coast's security interest in the Collateral or other real or personal property intended to constitute Collateral, or in order to exercise a right of Borrower or Coast, or in order to fully consummate all the transactions contemplated under this Loan Agreement, any Collateral Agreement and all other present and future agreements; (b) At any time after the occurrence of an Event of Default, to execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Coast's Collateral or in which Coast has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Account, any draft against any Account debtor and any notice to any Account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) * Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Coast's possession; (e) Upon the occurrence of any Event of Default, to receive and open all mail addressed to Borrower; (f) Endorse all checks and other forms of remittances received by Coast "Pay to the Order of Coast Business Credit Corporation," or in such other manner as Coast may designate; (g) ** Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim In or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (h) **Grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value and execute all releases and other documents in connection therewith; (i) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (j) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (k) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Coast the same rights of access and other rights with respect thereto as Coast has under


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Paragraph 4.3 of this Loan Agreement; and (I) Take any action or pay any sum required of Borrower pursuant to this Loan Agreement, any Collateral Agreement and any other present or future agreements. Any and all sums paid and any and all costs, expenses, liabilities, obligations and attorneys' fees incurred by Coast with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Coast's rights under the foregoing power of attorney or any of Coast's other rights under this Loan Agreement or any Collateral Agreement be deemed to indicate that Coast is in control of the business, management or properties of Borrower.

*SUBJECT TO THE TERMS OF THIS AGREEMENT AND THE COLLATERAL AGREEMENTS

**AFTER AN EVENT OF DEFAULT

8.      TERMINATION.



                                       13
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        This Loan Agreement and all Collateral Agreement(s) shall continue in effect until June 19, 1998 (the "initial renewal date") and shall thereafter automatically and continuously renew for successive additional terms of ONE year(s) each unless terminated as to future transactions as hereinafter provided so long as Borrower pays a renewal fee of 0.5% of the Maximum Dollar Amount to Coast prior to the initial renewal date and thereafter each subsequent anniversary thereof. (The initial renewal date and each subsequent date on which the terms of this Loan Agreement and the Collateral Agreement(s) automatically renew are hereinafter referred to as "renewal dates.") This Loan Agreement and any Collateral Agreement may be terminated, as to future transactions only, as follows: (a) By written notice from either Coast or Borrower to the other, not less than one hundred twenty (120) days prior to the next renewal date, in which event termination shall be effective on the next renewal date; or (b) By Coast at any time after the occurrence of an Event of Default, without notice, in which event termination shall be effective immediately; or (c) By one hundred twenty (120) days' prior written notice from Borrower to Coast, in which event, termination shall be effective on the one hundred twentieth day after such notice is given; or (d) By the grant by Borrower to any third party of a lien or encumbrance on, or security interest in, any of the Collateral, as provided in Paragraph 3.5, in which event termination shall be effective on the date selected by Coast pursuant to Paragraph 3.5. On the effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. If Borrower attempts to terminate this Loan Agreement under subparagraph (a) or (c) above, but does not pay and perform all Obligations in full on the effective date of termination, then this Loan Agreement and all Collateral Agreement(s) shall not be terminated and shall continue in full force and effect until the next renewal date and shall automatically renew thereafter as provided above. If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to Coast a termination fee in an amount equal to two percent (2%) of the Maximum Dollar Amount. Said termination fee shall be included in the Obligations, shall be payable on the effective date of termination, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting the generality of the foregoing, if on the initial renewal date or thereafter any subsequent renewal date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Coast or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Coast, then on such date Borrower shall provide to Coast cash collateral in an amount equal to the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said Letters of Credit, pursuant to Coast's then standard form cash pledge agreement. Further, notwithstanding any termination of this Loan Agreement or any Collateral Agreement, all of Coast's security interest in all of the Collateral and all of the terms and provisions of this Loan Agreement and all Collateral Agreement(s) shall continue in full force and effect until all Obligations have been paid and performed in full, and no termination shall in any way affect or impair any right or remedy of Coast, nor shall any such termination relieve Borrower of any Obligation to Coast until all of the Obligations have been paid and performed in full. Without limiting the fact that all Loans are discretionary on the part of Coast, Coast may, in its sole discretion, refuse to make any further Loans after termination. Upon payment and performance in full of all the Obligations, Coast shall promptly deliver to Borrower termination statements, request for reconveyances and such other documents as may be required to fully terminate any of Coast's security interests. Notwithstanding the foregoing, Borrower may not terminate this Agreement under subparagraph (a),
(c) or (d) above, unless Borrower also concurrently terminates the CEFO
Agreement.

9.      NOTICES.

        All notices to be given hereunder shall be in writing and shall be served either personally * or by depositing the same in the United States mail, postage prepaid, by regular first-class mail, or by certified mail, return receipt requested, addressed to Coast or Borrower at the addresses shown above, or at any other address as shall be designated by one party in a written notice to the other party. Any such notice shall be deemed to have been given upon delivery in the case of notices personally delivered to Borrower or to an officer of Coast, ** or at the expiration of *** two (2) business days following the deposit thereof in the United States mail, with postage prepaid (except that any notice of disposition referred to in Paragraph 6.3 hereof that is mailed shall be deemed given at the time of deposit thereof in the United States mail, with postage prepaid). If there is more than one Borrower, notice to any Borrower shall constitute notice to all; if Borrower is a corporation, the service upon any member of the Board of Directors, officer, employee or agent shall constitute service upon the corporation.

*OR BY FEDERAL EXPRESS OR OTHER RECOGNIZED PRIVATE DELIVERY SERVICE ("PRIVATE DELIVERY")

**OR AT THE EXPIRATION OF ONE (1) BUSINESS DAY AFTER THE DATE SENT BY PRIVATE DELIVERY,

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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

***THREE (3)

10.     GENERAL WAIVERS.

        The failure of Coast at any time or times hereafter to require Borrower to strictly comply with any of the provisions of this Loan Agreement or any Collateral Agreement or any other present or future agreement between Borrower and Coast shall not waive or diminish any right of Coast thereafter to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Loan Agreement or any Collateral Agreement or other agreement now or hereafter executed by Borrower and delivered to Coast shall be deemed to have been waived by any act or knowledge of Coast or its agents or employees, but only by a specific written waiver signed by an officer of Coast and delivered to Borrower. Borrower waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Loan Agreement or any Collateral Agreement or any other present or future instrument or agreement between Coast and Borrower. Borrower waives any and all notices or demands which Borrower might be entitled to receive with respect to this Loan Agreement, any Collateral Agreement, or any other agreement by virtue of any applicable law. Borrower hereby waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, Account, general intangible, document or guaranty at any time held by Coast on which Borrower is or may in any way be liable, and notice of any action taken by Coast unless expressly required by this Loan Agreement or any Collateral Agreement. Borrower hereby ratifies and confirms whatever Coast may do * pursuant to this Loan Agreement and any Collateral Agreement and agrees that Coast shall not be liable for (a) the safekeeping of the Collateral or any loss or damage thereto, or diminution in value thereof, from any cause whatsoever**, or (b) any act or omission of any carrier, warehouseman, bailee, forwarding agent or other person, or (c) any act of commission or any omission by Coast or its officers, employees, agents, or attorneys, or any of its or their errors of judgment or mistakes of fact or law***.

*IN A COMMERCIALLY REASONABLE MANNER

**UNLESS ANY DAMAGE THERETO IS CAUSED BY COAST'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT

***EXCEPT FOR COAST'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT

11.     ATTACHMENT WAIVERS.

        To the extent that Coast, in its sole and absolute discretion, determines, prior to the disposition of all of the Collateral, that the amount to be realized by Coast from the disposition of all of the Collateral may be less than the amount of the Obligations, and to the full extent of any such anticipated deficiency, Borrower waives the benefit of Section 483.010 (b) of the California Code of Civil Procedure and of any and all other statutes requiring Coast to first resort to and exhaust all of the Collateral before seeking or obtaining any attachment remedy against Borrower, and Borrower expressly agrees that, to the extent of such anticipated deficiency, Coast shall have all of the rights of an unsecured creditor, including, but not limited to, the right of Coast, prior to the disposition of all of the Collateral, to obtain a temporary protective order and writ of attachment or other available remedy. Coast shall have no liability to Borrower if the actual deficiency realized by Coast is less than the anticipated deficiency on the basis of which Coast obtained a temporary protective order or writ of attachment. In the event Coast should seek a temporary protective order, or writ of attachment, or both, Borrower hereby irrevocably waives any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition precedent to the issuance of any temporary protective order or writ of attachment.

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COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

12.     ATTORNEYS' FEES AND COSTS.

        Borrower shall forthwith pay to Coast the amount of all * attorneys' fees and all filing, recording, publication, search and other costs incurred by Coast pursuant to this Loan Agreement, any Collateral Agreement or any other present or future agreement or in connection with any transaction contemplated hereby, or with respect to the Collateral or the defense or enforcement of its interests (whether or not Coast files a lawsuit against Borrower)**. Without limiting the generality of the foregoing, Borrower shall, with respect to each and all of the foregoing, pay all attorneys' fees and costs Coast incurs in order to: obtain legal advice; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account debtors; commence, intervene in, respond to, or defend any action or proceeding; initiate any complaint to be relieved of the effect of the automatic stay in bankruptcy in order to commence or continue any foreclosure or other disposition of the Collateral or to commence, defend or continue any action or other proceeding in or out of bankruptcy against Borrower or relating to the Collateral; file or prosecute a claim or right in any action or proceeding, including, but not limited to, any probate claim, bankruptcy claim, third-party claim, secured creditor claim or reclamation complaint; examine, audit, count, test, copy, or otherwise inspect any of the Collateral or any of Borrower's books and records; or protect, obtain possession of, lease, dispose of, or otherwise enforce any security interest in or lien on, the Collateral or represent Coast in any litigation with respect to Borrower's affairs. If either Coast or Borrower files any lawsuit against the other predicated on a breach of this Loan Agreement or any Collateral Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees, including, but not limited to, attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Coast may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

*REASONABLE

13.     DESTRUCTION OF BORROWER'S DOCUMENTS; LIMITATION OF ACTIONS.

        Any documents, schedules, invoices or other papers delivered to Coast may be destroyed or otherwise disposed of by Coast six (6) months after they are delivered to Coast unless Borrower makes written request therefor and pays all expenses attendant to their return, in which event, Coast shall return same when Coast's actual or anticipated need therefor has terminated. Borrower agrees that any claim or cause of action by Borrower against Coast, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any Collateral Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Coast, its directors, officers, employees, agents, accountants or attorneys, relating in any way to Borrower, shall be barred unless asserted by Borrower by the * after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based. Borrower agrees that such ** period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The six-month period provided herein shall not be waived, tolled, or extended except by the written consent of Coast in its sole and absolute discretion. This provision shall survive any termination, however arising, of this Loan Agreement, any Collateral Agreement, and any other present or future agreement.

*DELIVERY OF A SPECIFIC WRITTEN CLAIM SETTING FORTH IN REASONABLY SPECIFIC DETAIL THE BORROWER'S CLAIM OR CAUSE OF ACTION WITHIN ONE YEAR

**ONE-YEAR

14.     GENERAL PROVISIONS.

        14.1 SEVERABILITY. Should any provision, clause or condition of this Loan Agreement or any Collateral Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Loan Agreement or any Collateral Agreement.

        14.2 INTEGRATION. This Loan Agreement and any Collateral Agreements and such other agreements, documents and instruments as may be executed in

COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

connection herewith shall be construed as the entire and complete agreement between Borrower and Coast and shall supersede all prior negotiations, all of which are merged and integrated herein.

        14.3 AMENDMENT. The terms and provisions of this Loan Agreement and any Collateral Agreement may not be waived or amended except in a writing executed by Borrower and a duly authorized officer of Coast.

        14.4 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Loan Agreement and any Collateral Agreement.

        14.5 BENEFIT OF AGREEMENT. The provisions of this Loan Agreement and any Collateral Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that Borrower may not assign or transfer any of its rights under this Loan Agreement or any Collateral Agreement without the prior written consent of Coast, and any prohibited assignment shall be void. No consent by Coast to any assignment shall relieve Borrower or any guarantor from its liability for the Obligations.

        14.6 JOINT AND SEVERAL LIABILITY. The liability of each Borrower shall be joint and several and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

        14.7 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are used herein for convenience only. Borrower acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Loan Agreement and the Collateral Agreements have been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Loan Agreement or any Collateral Agreement shall be construed strictly against Coast or Borrower under any rule of construction or otherwise.

        14.8 GOVERNING LAW; JURISDICTION; VENUE. This Loan Agreement and any Collateral Agreement and all acts and transactions hereunder and all rights and obligations of Coast and Borrower shall be governed by and in accordance with the laws of the State of California. Any undefined term used in this Loan Agreement or in any Collateral Agreement that is defined in the California Uniform Commercial Code shall have the meaning therein assigned to that term. As a material part of the consideration to Coast to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Coast's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

        14.9 EXECUTION BY COAST. This Loan Agreement and any Collateral Agreement which has been executed and delivered by Borrower to Coast shall not become effective unless and until executed by a duly authorized officer of Coast.

        14.10 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND COAST EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS LOAN AGREEMENT OR ANY COLLATERAL AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COAST AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF COAST OR BORROWER ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH COAST OR BORROWER.

        14.11 CONFIDENTIALITY. COAST COVENANTS AND AGREES, ON A CONTINUING BASIS, TO USE REASONABLE EFFORTS (BUT IN NO EVENT LESS THAN THE SAME DEGREE OF CARE THAT IT EXERCISES WITH RESPECT TO ITS OWN PROPRIETARY INFORMATION OF THE SAME TYPES) TO MAINTAIN THE CONFIDENTIALITY OF AND NOT TO DISCLOSE TO ANY PERSON OTHER THAN ITS OFFICERS, DIRECTORS, ATTORNEYS AND ACCOUNTANTS AND AFFILIATES, AND SUCH OTHER PERSONS TO WHOM COAST SHALL AT ANY TIME BE REQUIRED TO MAKE SUCH DISCLOSURE IN ACCORDANCE WITH APPLICABLE LAW, ANY AND ALL PROPRIETARY, TRADE SECRET OR CONFIDENTIAL INFORMATION PROVIDED TO OR RECEIVED BY COAST FROM OR ON ACCOUNT OF BORROWER OR ANY AFFILIATE OF BORROWER, INCLUDING BUSINESS PLANS AND FORECASTS, NON-PUBLIC FINANCIAL INFORMATION, CONFIDENTIAL OR SECRET PROCESSES, FORMULAE, DEVICES OR CONTRACTUAL INFORMATION, CUSTOMER LISTS, EMPLOYEE RELATION MATTERS, AND ANY OTHER INFORMATION THE DISCLOSURE OF WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE IMPACT ON THE BUSINESS, FINANCES OR OPERATIONS OF BORROWER OR ITS AFFILIATES, PROVIDED, HOWEVER, THE FOREGOING PROVISIONS SHALL NOT BE EFFECTIVE REGARDING THE DISPOSITION OF

COAST BUSINESS CREDIT                                LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

COLLATERAL AFTER AN EVENT OF DEFAULT.

BORROWER:

      CATALYST SEMICONDUCTOR, INC.,
      A DELAWARE CORPORATION

      BY /s/ C. MICHAEL POWELL
         -------------------------------------
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

      BY /s/ CHRIS CARSTEN
         -------------------------------------
         ASS'T SECRETARY

 COAST:

      COAST BUSINESS CREDIT, A DIVISION OF
      SOUTHERN PACIFIC THRIFT & LOAN ASSOCIATION,
      A CALIFORNIA CORPORATION

      BY /s/ JOHN STEINER
         -------------------------------------
      TITLE  Vice President

--------------------------------------------------------------------------------

                     SCHEDULE TO LOAN AND SECURITY AGREEMENT

PRIOR NAMES (SECTION 3.3):

None


FICTITIOUS NAMES, TRADE NAMES, TRADE STYLES  (SECTION 3.3):

CAT FLASH


OTHER ADDRESSES (SECTION 3.4):

SEE ATTACHED LIST

REPORTS (SECTION 4.2)

Borrower shall provide Coast with the following:

        (1) Monthly Receivable agings, aged by invoice date, within ten (10) days after the end of each month.

        (2) Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within ten (10) days after the end of each month.

        (3) Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by Coast, all within ten (10) days after the end of each month.

        (4) Monthly internally prepared financial statements, as soon as available, and in any event within thirty (30) days after the end of each month.

        (5) Quarterly internally prepared financial statements (10Qs), as soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower.

        (6) Quarterly customer lists, including customer name, address, and phone number.

        (7) Annual financial statements (10Ks) as soon as available, and in any event within ninety (90) days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Coast.